UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 1, 2026

VARONIS SYSTEMS, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36324	57-1222280
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Brickell Avenue Miami, FL	33131
(Address of Principal Executive Offices)	(Zip Code)

(877) 292-8767
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	VRNS	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On June 1, 2026, the stockholders of the Company also approved an increase in the number of shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), available for issuance under the Amended and Restated Varonis Systems, Inc. 2023 Omnibus Equity Incentive Plan (the “2023 Plan”). The material terms of the 2023 Plan, as amended to reflect the increase of 6,402,279 shares of Common Stock available for issuance thereunder approved by the Company’s stockholders, are described in the section entitled “Proposal No. 4: Approval of Additional Shares for Issuance under the Amended and Restated Varonis Systems, Inc. 2023 Omnibus Equity Incentive Plan” on pages 10 through 15 of the Proxy Statement, which description is incorporated herein by reference.

Item 5.07 – Submission of Matters to a Vote of Security Holders.

The Company held its 2026 Annual Meeting of Stockholders (the “Annual Meeting”) on June 1, 2026. Set forth below are the voting results of the four proposals considered and voted upon at the Annual Meeting, all of which were described in the Proxy Statement.

PROPOSAL NO. 1 To elect the four nominees for director named below to the Board of Directors to hold office until the 2029 Annual Meeting of Stockholders

	For	Withheld	Broker Non-Votes
Yakov Faitelson	84,726,187	6,440,665	9,029,268
Thomas Mendoza	86,087,842	5,079,010	9,029,268
Avrohom J. Kess	83,030,783	8,136,069	9,029,268
Ohad Korkus	85,200,709	5,966,143	9,029,268

PROPOSAL NO. 2 Advisory vote to approve the Company’s executive compensation, as disclosed in the Proxy Statement

For	Against	Abstain	Broker Non-Votes
83,058,191	7,994,373	114,288	9,029,268

PROPOSAL NO. 3 To ratify the appointment by the Audit Committee of the Board of Directors of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global Limited, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2026

For	Against	Abstain	Broker Non-Votes
96,222,394	3,931,624	42,102	-

PROPOSAL NO. 4 To approve additional shares for issuance under the Amended and Restated Varonis Systems, Inc. 2023 Omnibus Equity Incentive Plan

For	Against	Abstain	Broker Non-Votes
81,381,236	9,715,526	70,090	9,029,268

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VARONIS SYSTEMS, INC.

Dated: June 2, 2026	By:	/s/ Guy Melamed
Name: Guy Melamed
Title: Chief Financial Officer and Chief Operating Officer